                                                                    Exhibit 10.7

                         REGISTRATION RIGHTS AGREEMENT



          This Registration Rights Agreement (this "Agreement") is entered into as of July 1, 1996, by and between Kenneth D. Brody, an individual residing in the District of Columbia ("Director"), and Yurie Systems, Inc., a Maryland corporation (the "Company").

          WHEREAS, pursuant to that certain Equity Incentive Agreement dated as of the date hereof (the "Equity Incentive Agreement," terms defined therein and not otherwise defined herein being used herein as therein defined) by and among Jeong H. Kim ("Shareholder"), Director and the Company, Director has purchased from Shareholder an option (the "Option") to purchase 1,000,000 shares of the Company's common stock, $0.01 par value per share (the "Shares");

          WHEREAS, pursuant to the Equity Incentive Agreement, the Company and Shareholder have agreed to enter into this Agreement and to grant to Director certain registration rights with respect to Shares purchasable upon exercise of the Option or purchased upon such exercise (such Shares, including Shares and/or other securities that become subject to the Option pursuant to the Equity Incentive Agreement, being the "Option Shares"), on the terms and conditions set forth herein; and

          WHEREAS, the Company and Director have agreed that Director will have the right to transfer the registration rights granted in this Agreement to permitted transferees and assignees of the Option pursuant to the Equity Incentive Agreement.

          NOW THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:


          Section 1.    Piggy-Back Registration and Qualification.
                        -----------------------------------------

                  (a) Registration and Qualification. If the Company or any
                      ------------------------------
security holder of the Company proposes to register any securities of the Company under the Securities Act of 1933, as amended (such Act, together with any successor federal statute, and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder, all as in effect from time to time, being the "Securities Act"), on any registration form (otherwise than for the registration of securities to be offered and sold by the Company pursuant to (i) an employee benefit plan,

(ii) a dividend or interest reinvestment plan, (iii) other similar plans, (iv) reclassifications of securities, mergers, consolidations and acquisitions of assets or (v) an initial public offering of the Shares in which no other stockholder is offering to sell Shares), not less than forty-five (45) days prior to each such registration the Company shall give to each Holder (as defined below) written notice of such proposal which shall describe in detail the proposed registration and distribution (including those jurisdictions where registration or qualification under the .securities or blue sky laws is intended) and, upon the written request of any Holder furnished within fifteen
(15) days after the date of any such notice, which request shall specify the maximum number of Option Shares intended to be sold by such Holder, proceed to include in such registration such Option Shares ("Piggy-Back Shares") as have been requested by such Holder to be included in such registration. The term "Holder" means (i) Director, (ii) each Permitted Assignee (as defined in the Equity Incentive Agreement) of the Option and (iii) each holder of Shares purchased pursuant to the Option (or portion thereof) who was a Permitted Assignee or acquired at least 200,000 Shares (without taking into account adjustments made to Shares after the date hereof) from Director and/or Permitted Assignees. The Company will upon receipt of each such written request use its best efforts in each instance to cause all such Piggy-Back Shares to be registered under the Securities Act and qualified under the securities or blue sky laws of any jurisdiction requested by a such Holder.

          (b) Inclusion in Offerings.  If the proposed registration giving rise
              ----------------------
to registration rights under this Section 1 is 'm connection with an underwritten public offering (an "Offering') of Shares or securities exercisable or convertible into Shares, the Company shall use its best efforts to ensure that any Piggy-Back Shares registered pursuant to this Section 1 shall be included in such Offering, if so requested, by the Holder who requested registration of such Piggy-Back Shares. If the underwriter or underwriters of such Offering (the "Underwriter") advises the Company in writing that, in its opinion, the inclusion of the Piggy-Back Shares with securities being registered by the Company would materially adversely affect the distribution of securities to be sold by the Company ("Primary Shares") in such Offering, then the Piggy-Back Shares (or such part thereof as is necessary to avoid such adverse effect) may be excluded from such proposed registration. If any Shares other than Primary Shares are registered in connection with any such Offering, then the number of Piggy-Back Shares which must be registered in connection with such Offering pursuant to this Section 1 shall be not less than either (A) if the proposed registration was initiated by the Company, one-third of the number of Shares other than Primary Shares registered in connection with such Offering or
(B) if the registration was initiated by a stockholder other than a Holder, one-half of the number of Shares other than Primary Shares registered in connection with such Offering. In the event fewer than all of the Piggy-Back Shares requested to be registered by all Holders in connection with an Offering are registered in connection with such Offering, the number of each Holder's Piggy-Back Shares which are to be registered shall be determined on a pro rata basis, according to the number of Piggy-Back Shares which such Holder has requested to be registered.

          (c) Underwriter.  Each Holder who pursuant to subsection l(b) requests
              -----------
Piggy-Back Shares to be included in an Offering initiated by the Company agrees to the selection by the Company of the Underwriter.

          (d) No Requirement to Proceed with Registration.  Nothing in this
              -------------------------------------------
Section 1 shall be deemed to require the Company to proceed with any registration of its securities after giving notice as provided herein; provided,
                                                                       --------
however, that the Company shall pay all expenses incurred pursuant to such
-------
notice in accordance with Section 4.


  Section 2.  Demand Registration.  At any time and from time to time
              -------------------
commencing one year after the Company has had a registration statement become effective and has become a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any one or more of the Holders, subject to the limitations set forth below, may request the Company to effect the registration under the Securities Act of some or all of their Option Shares in accordance with this Section (a "Registration Demand"); provided that,
                                                           --------
notwithstanding the foregoing, Director may request the Company to effect a registration in accordance with this Section at any time commencing six months after the Company has had a registration statement become effective and has become a reporting company under the Exchange Act. The Registration Demand shall specify whether the Holder(s) desires an underwritten offering or a shelf registration. The Company will promptly, but in any event within 20 days, give written notice of such requested registration and the intended method of distribution thereof to all Holders and thereupon the Company will use its best efforts to effect such registration under the Securities Act of (i) the Option Shares which the Company has been requested to register and (ii) all other Option Shares which the Company has been requested to register by Holders thereof by written request given to the Company within 30 days after the giving of such written notice by the Company. Thereafter, the Company will use its best efforts to keep the registration statement current and effective for a period (the "Registration Demand Period") of not less than six (6) months with respect to a Registration Demand in connection with an underwritten public offering and nine (9) months with respect to a Registration Demand in connection with a shelf registration; provided, however, that the Company shall not be
                           --------  -------
obligated to effect any registration under the Securities Act under this Section 2 except in accordance with the following provisions:

          (a) the Company shall not be obligated to file more than three registration statements initiated pursuant to this Section 2 (not more than one of which may be in connection with an underwritten public offering) which become effective or are rescinded by the Holders without reimbursement referred to in the Section 2(f);

          (b) the Company may delay the filing or effectiveness of any registration statement for a period not to exceed 90 days after the date of a request for registration pursuant to this Section 2 if at the time of such request the Company is engaged, or has fixed plans to engage within 45 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares;

          (c) the Company shall be entitled once in any six-month period to postpone for a reasonable period of time (but not exceeding 90 days) the filing of any registration statement required to be prepared and filed by it if the Board of Directors of the Company determines, in its reasonable judgment, that such registration and offering would have a material adverse effect on the Company;

          (d) with respect to any registration pursuant to this Section 2, the Company may include in such registration any other Shares of the Company or a stockholder of the Company; provided, however, that if the managing underwriter
                            --------  -------
advises the Company in writing that the inclusion of all such Shares would interfere with the successful marketing (including pricing acceptable to the Holders) of all such securities, then the number of Shares proposed to be included in such registration shall be included in the following order:

               (i) first, the Option Shares held by the Holders, pro rata based
                   -----                                         --------
     upon the total number of Option Shares owned by each Holder at the time of such registration;

               (ii) second, the Shares offered by the Company; and
                    ------

               (iii)  third, the Shares of other stockholders of the Company;
                      -----

          (e) Notwithstanding anything in this Section 2 to the contrary, the Company shall not be required to take any action pursuant to Section 2, including, without limitation, using its best efforts to effect the registration under the Securities Act of Option Shares, unless

               (i) with respect to a Registration Demand for an underwritten offering, the offering includes at least 400,000 Option Shares (without taking into account adjustments made to Shares after the date hereof); or

               (ii) with respect to a Registration Demand for a shelf registration, the offering includes at least 200,000 Option Shares (without taking into account adjustments made to Shares after the date hereof);

          (f) a Registration Demand under this Section 2 may be rescinded by written notice to the Company by the Holder(s) initiating such request;

provided, however, that such rescinded registration shall not count as a
--------  -------
registration statement initiated pursuant to this Section 2 for purposes of paragraph (b) above if the Holder(s) initiating such request reimburse the Company for all reasonable out-of-pocket expenses incurred in complying with such request; and

          (g) with respect to any Registration Demand for an underwritten offering, the Company shall have the right to designate an underwriter or underwriters; 12rovided that the designation of such underwriter(s) shall be subject to the approval of the Holder(s) holding a majority of the Option Shares to be registered in the Registration Demand, which consent shall not be withheld unreasonably.


  Section 3.  Registration and Qualification Procedures.
              -----------------------------------------

          (a) Procedures.  Whenever the Company is required by the provisions of
              ----------
Section 1 or Section 2 to use its best efforts to effect the registration of any securities held by a Holder under the Securities Act the Company will, as expeditiously as is possible:

              (i) prepare and file with the Commission a registration statement with respect to such securities in connection with which the Company will give such Holders and its counsel the opportunity to review and make comments on such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holder's counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

              (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and the prospectus current for the Registration Demand Period and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement;

              (iii) furnish to such Holder such numbers of copies of preliminary prospectuses and prospectuses and each supplement or amendment thereto and such other documents as such Holder may reasonably request in order to facilitate the sale or other disposition of the securities owned by such Holder in conformity with the requirements of the Securities Act;

              (iv) use its best efforts to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States as such Holder shall reasonably request, and do such other reasonable acts and things as may be required of it to enable such Holder to consummate the sale or other disposition in such jurisdictions of the securities owned by such Holder; provided, however, that
                                                      --------
the Company shall not be required to (i) qualify as a foreign corporation or consent to a general and unlimited service of process in any such jurisdiction, or (ii) qualify as a dealer in securities;

              (v) furnish, at the request of such Holder on the date such securities are delivered to the Underwriter for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the Underwriter, if any, and to such Holder, covering such legal matters with respect to the registration in respect of which such opinion is being given as such Holder may reasonably request and are customarily included in such opinions and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such securities are delivered to the Underwriter, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized national standing selected by the Company, addressed to the Underwriter, if any, and to such Holder, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as such Holder may reasonably request and are customarily included in such letters;

              (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, but not later than sixteen (16) months after the effective date of the registration statement, an earning statement covering a period of at least twelve (12) months beginning after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 1 1 (a) of the Securities Act;

              (vii) notify each seller at any time when a prospectus relating to the registration is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

              (viii) use its best efforts (A) to cause all such securities to be listed on a national securities exchange and on each other securities exchange on which similar securities issued by the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange; or (B) to secure the designation of all such securities as a NASDAQ "national market system security" within the meaning of Rule llAa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such securities with the National Association of Securities Dealers;

              (ix) provide and cause to be maintained a transfer agent and registrar for all such securities from and after a date not later than the effective date of such registration; and

               (x) keep each seller advised as to the initiation and progress of any registration under Section 1 or Section 2.

          (b) Underwriting Agreement.  In the case of any registration under
              ----------------------
Section 2 pursuant to an underwritten offering, or in the case of a registration under Section 1 if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no Holder may participate in such registration unless such Holder agrees to sell such Holder's securities on the basis provided therein and completes and executes all reasonable questionnaires and other documents (including custody agreements and powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Holder's securities. In connection with any underwriting agreement respecting an Offering, no Holder shall be required to make any representations or warranties regarding the Company, or to make any representations or warranties to or agreements with the Company or any Underwriter, other than customary representations, warranties or agreements and any other representations required by law.

          (c) Limitation on Sale or Distribution of Other Securities.  Each
              ------------------------------------------------------
Holder agrees not to effect any public sale or distribution of any Option Shares during the 10-day period prior to, and during the 90-day period (or, if requested by the managing underwriter in connection with the initial public offering, the 180-day period) beginning on the later of, (i) the effective date of the registration statement in connection with a registration requested pursuant to Section 2 hereof or (ii) if applicable, the commencement of an underwritten offering in connection with a registration requested pursuant to
Section 1 hereof, in each case, if requested by the underwriter(s) of such underwritten offering, or for such shorter period as the underwriter(s) shall request.

          (d) Information by Holders.  Each Holder selling Option Shares in a
              ----------------------
proposed registration shall furnish to the Company such written information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.


   Section 4. Allocation of Expenses.  If the Company is required by the
              ----------------------
provisions of Section 1 or Section 2 to use its best efforts to effect the registration or qualification under the Securities Act or any state securities or blue sky laws of any Option Shares, the Company shall pay all expenses in connection therewith, including, without limitation, (a) all expenses incident to filing with the National Association of Securities Dealers, Inc., (b) registration fees, (c) printing expenses, (d) accounting and legal fees and expenses (including legal fees and expenses for not more than one counsel representing the Holder(s), not to exceed $10,000 in connection with any such registration or qualification), (e) expenses of any special audits incident to or required by any such registration or qualification and (f) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification; provided, however, however.
                                                    --------  -------
the Company shall not be liable for (1) any discounts or commissions to any underwriter attributable to Option Shares being sold; or (2) any stock transfer taxes incurred in respect of the Option Shares being sold.


  Section 5.  Indemnification.
              ---------------

          (a) Obligations. In connection with any registration or qualification
              -----------
of securities under Section 1 or Section 2, the Company agrees to indemnify each Holder and each Underwriter, if any, of any Offering in connection with such registration, including each person, if any, who controls each Holder or Underwriter within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus, prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by any Holder or any Underwriter expressly for use therein. The Company and each officer, director and controlling person of the Company shall be indemnified by each Holder for all such losses, claims, damages, liabilities and expenses (including the costs of reasonable investigation) caused by any such untrue, or alleged untrue, statement or any such omission or alleged omission, based upon information furnished in writing to the Company by such Holder expressly for use therein; provided that, the indemnification liability of any Holder shall not exceed the
--------
amount by which the total price at which any Option Shares sold by such Holder were offered to the public (less any applicable underwriting discounts and commissions) exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission.

          (b) Procedures.  Promptly upon receipt by a party indemnified under
              ----------
this Section 5 of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 5, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under this Section 5 unless such failure shall materially adversely affect the defense of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (a) the indemnifying party agrees to pay the same, (b) the indemnifying party fails to assume the defense of such action with counsel satisfactory to the indemnified party or (c) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct

(in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement effected without its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.


   Section 6. Miscellaneous.
              -------------

              (a) Amendment and Waiver.  The provisions of this Agreement may be
                  --------------------
amended or waived only by a writing signed by all the parties hereto. This Agreement and the Equity Incentive Agreement constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof

              (b) Governing Law. This Agreement is made and shall be governed by
                  -------------
and construed in all respects in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof which might refer such interpretation to the laws of a different state or jurisdiction.

              (c) Assignment. The provisions hereof shall inure to the benefit
                  ----------
of, and be binding upon (i) any successor of the Company and (ii) all Holders.

              (d) Notices. AU notices required or permitted hereunder shall be
                  -------
in writing and shall be delivered by facsimile, courier or registered mail, addressed as follows:

              If to the Company:

                      Yurie Systems, Inc.
                      4601 Presidents Drive
                      Suite 210
                      Lanham, MD 20706

              If to Director:

                      Kenneth D. Brody
                      Suite 500 West
                      555 Thirteenth St., N.W.
                      Washington, D.C. 20004

     If personally delivered, such communication shall be deemed delivered upon actual receipt; if sent by telecopier or facsimile transmission, such communication shall be deemed delivered the day of transmission (and sender shall bear the burden of proof of delivery); if sent by overnight courier pursuant to this Section, such communication shall be deemed delivered upon receipt; and if sent by registered mail pursuant to this Section 5, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service, or, if the addressee fails or refuses to accept delivery, as of the date of such failure or refusal. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party.

          (e) Nominees for Beneficial Owners.  In the event that Option Shares
              ------------------------------
are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option and by written notice to the Company, be treated as the Holder of such Option Shares for purposes of any request or other action pursuant to this Agreement.

          (f) Specific Performance.  The parties hereto recognize and agree that
              --------------------
money damages may be insufficient to compensate any Holder for breaches by the Company or Shareholder of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

          (g) Rule 144.  If the Company shall have filed a registration
              --------
statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such holder to sell Option Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          (h) Sever. In case any provision of this Agreement shall be invalid,
              -----
illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this agreement shall not in any way be affected or impaired thereby.

          (i) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          (j) Termination.  This Agreement shall terminate three months after
              -----------
expiration of the Option in accordance with the terms thereof Notwithstanding the foregoing, if prior to the termination of this Agreement any Holder has requested that Shares held by them be included in any registration under Section 1 or Section 2 of this Agreement, then this Agreement will not terminate until such time as the Shares requested to be included in any such registration have been so registered and sold.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date firs written above.


                              KENNETH D. BRODY


                              ------------------------------------------------


                              YURIE SYSTEMS, INC., a Maryland
                              corporation



                              By:----------------------------------------------
                                    Name:
                                    Title: